SCHEDULE 14A INFORMATION


                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                                 (Amendment No.)


Filed by the Registrant                             [X]
Filed by a party other than the Registrant          [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-11(c) or
      Section.240-14a-12
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)



                            FRANKLIN UNIVERSAL TRUST
                (Name of Registrant as Specified in its Charter)

                            FRANKLIN UNIVERSAL TRUST
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:


     (5)   Total fee paid:

[ ] Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:






                            FRANKLIN UNIVERSAL TRUST

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for the annual shareholders' meeting scheduled for Wednesday, February 16, 2005 at 2:00 p.m. Pacific Time. They discuss the proposal to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendation on page 1 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSAL IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS. RETURNING YOUR PROXY DOES NOT PRECLUDE YOU FROM ATTENDING THE MEETING, OR LATER CHANGING YOUR VOTE.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).


TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.

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                            FRANKLIN UNIVERSAL TRUST

                  NOTICE OF 2005 ANNUAL SHAREHOLDERS' MEETING

The Annual Shareholders' Meeting (the "Meeting") of Franklin Universal Trust (the "Fund") will be held at the Fund's offices, One Franklin Parkway, San Mateo, California, 94403, on Wednesday, February 16, 2005 at 2:00 p.m. Pacific Time.

During the Meeting, shareholders of the Fund will vote on the following proposals:

   o The election of a Board of Trustees of the Fund.

   o Such other matters as may properly come before the Meeting.


The Board of Trustees has fixed December 16, 2004 as the record date for the determination of shareholders entitled to vote at the Meeting.


                                 By Order of the Board of Trustees,


                                 Murray L. Simpson

                                 SECRETARY

San Mateo, California
Dated: January 25, 2005







PLEASE SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED ENVELOPE (OR RETURN YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET, IF YOU ARE ELIGIBLE TO DO SO) REGARDLESS OF THE NUMBER OF SHARES YOU OWN.





                      This page intentionally left blank.

                            FRANKLIN UNIVERSAL TRUST

                                 PROXY STATEMENT

o  INFORMATION ABOUT VOTING

   WHO IS ASKING FOR MY VOTE?

   The Trustees of Franklin Universal Trust (the "Fund"), in connection with the Fund's Annual Meeting of Shareholders (the "Meeting"), have requested your vote.

   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on December 16, 2004 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about January 25, 2005.

   ON WHAT ISSUES AM I BEING ASKED TO VOTE?

   You are being asked to vote on one proposal:

     o The election of nine nominees to the position of Trustee.

   HOW DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE?

   The Trustees unanimously recommend that you vote FOR the election of the nine nominees to the position of Trustee.

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for the Proposal, your shares will be voted IN FAVOR of the election of the nominees for Trustee.

   The Board of Trustees does not know of any other business that may be presented for consideration at the Meeting, other than a shareholder proposal that has been omitted from the Proxy Statement in accordance with the rules of the Securities and Exchange Commission. If the shareholder proposal or any other matters properly come before the Meeting to be voted on, the shares represented by the proxy holders will be voted, acted, and consented on those matters in accordance with the views of management.

   CAN I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

   HOW DO I VOTE AT THE MEETING IF I HOLD SHARES THROUGH MY BROKER-DEALER?

   If you would like to attend the Meeting in person and vote your shares, and if your shares are held through a broker-dealer (sometimes referred to as being held in "street name"), you should obtain a "legal proxy" from your broker-dealer and deliver it to the Inspector of Elections at the Meeting.

o  THE PROPOSAL: ELECTION OF TRUSTEES
   HOW ARE NOMINEES SELECTED?

   The Board of Trustees of the Fund (the "Board" or the "Trustees") has a Nominating Committee consisting of Harris J. Ashton, Robert F. Carlson, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye and Gordon S. Macklin, Chairman, none of whom is an "interested person" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Trustees who are not interested persons of the Fund are referred to as "Independent Trustees," and Trustees who are interested persons of the Fund are referred to as "Interested Trustees."

   The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate's qualifications, the Nominating Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member, and (3) that such candidate have no continuing relationship as a director, officer or board member of any investment company other than those within the Franklin Templeton Investments fund complex.

   When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by "Qualifying Fund Shareholders" (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund's offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission ("SEC") had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.

   The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

   The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter is attached as Exhibit A to this proxy statement.


   WHO ARE THE NOMINEES?

   Harris J. Ashton, Robert F. Carlson, S. Joseph Fortunato, Edith E. Holiday, Edward B. Jamieson, Charles B. Johnson, Rupert H. Johnson, Jr., Frank W.T. LaHaye, and Gordon S. Macklin have been nominated to be Trustees of the Fund, to hold office until the next Annual Shareholders' Meeting, and until their successors are duly elected and qualified to serve. Among the nominees, Edward B. Jamieson, Charles B. Johnson and Rupert H. Johnson are deemed to be "interested persons" of the Fund for purposes of the 1940 Act. All of the nominees are currently members of the Board. In addition, all of the current nominees are also directors and/or trustees of other U.S. registered mutual funds of Franklin Templeton Investments (collectively "Franklin Templeton funds").

   Certain Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly-owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately 17.84% and 15.06%, respectively, of its outstanding shares as of November 30, 2004. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board and Trustee of the Fund, and Rupert H. Johnson, Jr., Trustee and Senior Vice President of the Fund, are brothers.

   Each nominee is currently eligible and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or persons who may be nominated as Trustees.

   Listed below, for the nominees, are their names, ages and addresses, as well as their positions and length of service with the Fund, principal occupations during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and any other directorships held by the nominee.

   NOMINEES FOR INDEPENDENT TRUSTEE

-----------------------------------------------------------------
                                     NUMBER
                                     OF
                                     PORTFOLIOS
                                     IN FUND
                                     COMPLEX
                          LENGTH     OVERSEEN        OTHER
NAME, AGE                 OF TIME    BY          DIRECTORSHIPS
AND ADDRESS   POSITION    SERVED     TRUSTEE*         HELD
-----------------------------------------------------------------
Harris J.     Trustee      Since     142       Director, Bar-S
Ashton (72)                1988                Foods (meat
One Franklin                                   packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------
Robert F.     Trustee      Since     49        None
Carlson (76)               2000
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
-----------------------------------------------------------------
S. Joseph     Trustee      Since    143        None
Fortunato                  1989
(72)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
-----------------------------------------------------------------
Edith E.      Trustee      Since     98        Director,
Holiday (52)               January             Amerada Hess
500 East                   2004                Corporation
Broward                                        (exploration and
Blvd.                                          refining of oil
Suite 2100                                     and gas); H.J.
Fort                                           Heinz Company
Lauderdale,                                    (processed foods
FL 33394-3091                                  and allied
                                               products); RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium);
                                               Canadian
                                               National Railway
                                               (railroad); and
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------
Frank W.T.    Trustee      Since     115       Director, The
LaHaye (75)                1988                California
One Franklin                                   Center for Land
Parkway                                        Recycling
San Mateo,                                     (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).
-----------------------------------------------------------------
Gordon S.     Trustee      Since     142       Director, White
Macklin (76)               1993                Mountains
One Franklin                                   Insurance Group,
Parkway                                        Ltd. (holding
San Mateo,                                     company); Martek
CA 94403-1906                                  Biosciences
                                               Corporation;
                                               MedImmune, Inc.
                                               (biotechnology);
                                               and
                                               Overstock.com
                                               (Internet
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002) and
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------

NOMINEES FOR INTERESTED TRUSTEE
-----------------------------------------------------------------
**Edward B.   Trustee,     Trustee   10        None
Jamieson (56) President    and
One Franklin  and Chief    President
Parkway       Executive    since
San Mateo,    Officer -    1993 and
CA 94403-1906 Investment   Chief
              Management   Executive
                           Officer
                           -Investment
                           Management
                           since
                           2002


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or trustee, as the case may be, of other subsidiaries of Franklin Resources, Inc. and of five of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
**Charles B.  Trustee and  Trustee   142       None
Johnson (72)  Chairman of  since
One Franklin  the Board    1988 and
Parkway                    Chairman
San Mateo,                 of the
CA 94403-1906              Board
                           since
                           1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board,  Member - Office of the Chairman and  Director,  Franklin
Resources,  Inc.;  Vice  President,   Franklin  Templeton  Distributors,   Inc.;
Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
**Rupert H.   Trustee and  Trustee   125       None
Johnson, Jr.  Senior Vice  and
(64)          President    Senior
One Franklin               Vice
Parkway                    President
San Mateo,                 since
CA 94403-1906              1988

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson are considered "interested persons" of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Resources, which is the parent company of the Fund's adviser. Edward B. Jamieson is considered an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities of the Fund and of all funds overseen by the Trustees in the Franklin Templeton Investments fund complex beneficially owned by the Board members as of December 31, 2004.

INDEPENDENT TRUSTEES
------------------------------------------------------------------------
                                                    AGGREGATE DOLLAR
                                                     RANGE OF EQUITY
                                                    SECURITIES IN ALL
                                                    FUNDS OVERSEEN BY
                                                   THE TRUSTEE IN THE
                                                   FRANKLIN TEMPLETON
                          DOLLAR RANGE OF EQUITY    INVESTMENTS FUND
NAME OF TRUSTEE           SECURITIES IN THE FUND         COMPLEX
------------------------------------------------------------------------
Harris J. Ashton               $1 - $10,000           Over $100,000
------------------------------------------------------------------------
Robert F. Carlson                  None               Over $100,000
------------------------------------------------------------------------
S. Joseph Fortunato            $1 - $10,000           Over $100,000
------------------------------------------------------------------------
Edith E. Holiday                   None               Over $100,000
------------------------------------------------------------------------
Frank W.T. LaHaye                  None               Over $100,000
------------------------------------------------------------------------
Gordon S. Macklin                  None               Over $100,000
------------------------------------------------------------------------


INTERESTED TRUSTEES

------------------------------------------------------------------------
                                                    AGGREGATE DOLLAR
                                                    RANGE OF EQUITY
                                                   SECURITIES IN ALL
                                                 FUNDS OVERSEEN BY THE
                                                     TRUSTEE IN THE
                                                   FRANKLIN TEMPLETON
                         DOLLAR RANGE OF EQUITY     INVESTMENTS FUND
NAME OF TRUSTEE          SECURITIES IN THE FUND         COMPLEX
------------------------------------------------------------------------
Edward B. Jamieson                None               Over $100,000
------------------------------------------------------------------------
Charles B. Johnson            $1 - $10,000           Over $100,000
------------------------------------------------------------------------
Rupert H. Johnson, Jr.        $1 - $10,000           Over $100,000
------------------------------------------------------------------------



HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of all shareholders. The Trustees anticipate meeting at least 11 times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund pays the Independent Trustees $85 per month plus $80 per meeting attended. Board members who serve on the Audit Committee of the Fund and other Franklin Templeton funds are paid a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on a day of a Board meeting.

During the fiscal year ended August 31, 2004, there were 11 meetings of the Board, one meeting of the Nominating Committee, and seven meetings of the Audit Committee. Each of the Trustees attended at least 75% of the total number of meetings of the Board. All of the committee members attended all of the Nominating Committee meetings and at least 75% of the Audit Committee meetings.

The Fund does not currently have a formal policy regarding Trustees' attendance at the annual shareholders' meeting. None of the Trustees attended the Fund's last annual meeting held on February 24, 2004.

Certain Trustees and Officers of the Fund are shareholders of Resources and may be deemed to receive indirect remuneration due to their participation in the management fees and other fees received from the Franklin Templeton funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.




                                                      Number of
                                                      Boards within
                                         Total Fees   Franklin
                                         Received     Templeton
                            Aggregate    from         Investments
                            Compensation Franklin     on Which Each
                            from the     Templeton    Trustee
   Name of Trustee          Fund*        Funds**      Serves***
--------------------------------------------------------------------

   Harris J. Ashton          $1,686      $370,100          46
   Robert F. Carlson         $4,260      $116,125          15
   S. Joseph Fortunato       $1,584      $372,100          47
   Edith E. Holiday          $1,075      $360,527          33
   Frank W.T. LaHaye         $3,604      $183,598          29
   Gordon S. Macklin         $1,686      $368,101          46


*For the fiscal year ended August 31, 2004.
**For the calendar year ended December 31, 2004.
***We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton funds currently includes 52 U.S. registered investment companies, with approximately 156 U.S. based funds or series.

The table above indicates the total fees paid to Trustees by the Fund individually and all of the Franklin Templeton funds. These Trustees also serve as directors or trustees of other Franklin Templeton funds, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the Franklin Templeton funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.


WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for the Executive Officers, are their names, ages and addresses, as well as their positions and length of service with the Fund and a brief description of recent professional experience:

 -------------------------------------------------------------------
 NAME, AGE AND ADDRESS      POSITION          LENGTH OF TIME
                                              SERVED
 -------------------------------------------------------------------
 Edward B. Jamieson (56)    Trustee,          Trustee and
 One Franklin Parkway       President and     President since
 San Mateo, CA 94403-1906   Chief Executive   1993 and Chief
                            Officer -         Executive Officer -
                            Investment        Investment
                            Management        Management since
                                              2002
 -------------------------------------------------------------------

 Please refer to the table "Nominees for Interested Trustee" for additional information about Mr. Edward B. Jamieson.
 -------------------------------------------------------------------
 Charles B. Johnson (72)    Trustee and       Trustee since 1988
 One Franklin Parkway       Chairman of the   and Chairman of the
 San Mateo, CA 94403-1906   Board             Board since 1993
 -------------------------------------------------------------------

 Please refer to the table "Nominees for Interested Trustee" for additional information about Mr. Charles B. Johnson.
 ------------------------------------------------------------------
 Rupert H. Johnson, Jr.     Trustee and       Trustee and Senior
 (64)                       Senior Vice       Vice President
 One Franklin Parkway       President         since 1988
 San Mateo, CA 94403-1906
 ------------------------------------------------------------------

 Please refer to the table "Nominees for Interested Trustee" for additional information about Mr. Rupert H. Johnson, Jr.
 ------------------------------------------------------------------
 Harmon E. Burns (59)       Vice President    Since 1988
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources,
 Inc. and of 49 of the investment companies in Franklin Templeton
 Investments.
  ------------------------------------------------------------------
 James M. Davis             Chief Compliance  Since July 2004
 (52)                       Officer
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc., and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
 ------------------------------------------------------------------
 Laura Fergerson (42)       Treasurer         Since July 2004
 One Franklin Parkway
 San Mateo,
 CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
 ------------------------------------------------------------------
 Martin L. Flanagan (44)    Vice President    Since 1995
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
  ------------------------------------------------------------------
 Jimmy D. Gambill (57)      Senior Vice       Since 2002
 500 East Broward Blvd.     President and
 Suite 2100 Fort            Chief Executive
 Lauderdale, FL 33394-3091  Officer -Finance
                            and
                            Administration

  PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
 ------------------------------------------------------------------
 David P. Goss (57)         Vice President    Since 2000
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
 ------------------------------------------------------------------
 Barbara J. Green (57)      Vice President    Since 2000
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
 ------------------------------------------------------------------
 Murray L. Simpson (67)     Vice President    Since 2000
 One Franklin Parkway       and Secretary
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).

 ------------------------------------------------------------------
 Galen G. Vetter (53)       Chief Financial   Since May 2004
 500 East Broward Blvd.     Officer and
 Suite 2100 Fort            Chief Accounting
 Lauderdale, FL 33394-3091  Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services, LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.

-------------------------------------------------------------------------------
o  ADDITIONAL INFORMATION ABOUT THE FUND

   THE INVESTMENT MANAGER. The Investment Manager is Franklin Advisers, Inc., a California corporation, whose principal address is One Franklin Parkway, San Mateo, California 94403. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is a wholly-owned subsidiary of Resources.

   THE FUND ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), whose principal address is also One Franklin Parkway, San Mateo, CA 94403. Under an agreement with Advisers, FT Services performs certain administrative functions for the Fund. FT Services is an indirect, wholly-owned subsidiary of Resources.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is PFPC, Inc., P.O. Box 8030, Boston, MA 02266-8030.

   THE CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

   REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report for the fiscal year ended August 31, 2004, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-9983.

   PRINCIPAL SHAREHOLDERS. As of December 16, 2004, the Fund had 27,924,293.784 shares outstanding and total net assets of $194,023,022.48. The Fund's shares are listed on the NYSE (symbol: FT). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of December 16, 2004, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares, except as shown in the following table:

    Name and Address of    Amount and Nature  of          Percent
    Beneficial Owner       Beneficial Ownership    of  Outstanding  Shares
    ------------------------------------------------------------------------
  Financial  &  Investment      1,642,376(1)              6.00(2)
  Management        Group,
  Ltd.,  111 Cass  Street,
  Traverse City, MI 49684


   --------
   1. The nature of beneficial ownership is shared voting and dispositive power as reported on Schedule 13G, filed with the U.S. Securities and Exchange Commission as of February 18, 2004.
   2. As reported on Schedule 13G, filed with the U.S. Securities and Exchange Commission as of February 18, 2004.

   In addition, to the knowledge of the Fund's management, as of December 16, 2004, no Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

   SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. U.S. securities law require that the Fund's Trustees, officers and shareholders owning more than 10% of outstanding shares, as well as affiliated persons of its Investment Manager, report their ownership of the Fund's shares and any changes in that ownership. Specific due dates for these reports have been established and the Fund is required to report in this proxy statement any failure to file by these dates during the fiscal year ended August 31, 2004. All of the filing dates of these reports were met. In making this disclosure, the Fund relied upon the written representations of the persons affected and copies of their relevant filings.

   CONTACTING THE BOARD OF TRUSTEES.If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Trustees at the Fund's offices. The correspondence will then be given to the Board for their review and consideration.


|X|   AUDIT COMMITTEE

   The Board has a standing Audit Committee consisting of Messrs. LaHaye (Chairman), Fortunato, and Carlson, all of whom are Independent Trustees and also are considered to be "independent" as that term is defined by the NYSE's listing standards. The Fund's Audit Committee is responsible for recommending the selection of the Fund's independent registered public accounting firm (auditors), including evaluating their independence, and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit Committee also reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian.

   SELECTION OF INDEPENDENT AUDITORS. Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   AUDIT FEES. The aggregate fees paid to PwC for professional services rendered by PwC for the audit or review of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $20,816 for the fiscal year ended August 31, 2004 and $19,271 for the fiscal year ended August 31, 2003.

   AUDIT RELATED FEES. The aggregate fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under "Audit Fees" above were $12,500 for the fiscal year ended August 31, 2004 and $12,500 for the fiscal year ended August 31, 2003. The services for which these fees were paid included attestation services.

   The aggregate fees paid to PwC for assurance and related services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements were $45,000 for the fiscal year ended August 31, 2004 and $3,614 for the fiscal year ended August 31, 2003. The services for which these fees were paid included attestation services.

   TAX FEES. There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning for the fiscal years ended August 31, 2004, and no such fees were paid for the fiscal year ended August 31, 2003.

   In addition, the Audit Committee pre-approves PwC's engagements for tax services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. There were no fees paid to PwC for professional services rendered by PwC to any entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund for tax compliance, tax advice and tax planning for the fiscal years ended August 31, 2004 and August 31, 2003.

   ALL OTHER FEES. The aggregate fees paid to PwC for products and services rendered by PwC to the Fund not reported in previous paragraphs were $109 for the fiscal year ended August 31, 2004 and $0 for the fiscal year ended August 31, 2003. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

   The aggregate fees paid to PwC for products and services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund not reported in previous paragraphs were $99,891 for the fiscal year ended August 31, 2004 and $0 for the fiscal year ended August 31, 2003. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

   AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

   AGGREGATE NON-AUDIT FEES. The aggregate non-audit fees paid to PwC for services rendered by PwC to the Fund and the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund were $157,500 for the fiscal year ended August 31, 2004 and $16,114 for the fiscal year ended August 31, 2003.

   AUDIT COMMITTEE REPORT. The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter is attached as Exhibit B to this proxy statement.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's auditors, to discuss the financial statements.

   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, their independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Fund's accounting principles.

   Based on its review and discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements.

   Accordingly, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2004 for filing with the SEC.

                                 THE AUDIT COMMITTEE
                                 Frank W.T. LaHaye (Chairman)
                                 S. Joseph Fortunato
                                 Robert F. Carlson

o     FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   SOLICITATION OF PROXIES. Your vote is being solicited by the Board of Trustees of the Fund. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy, electronic or oral solicitations. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. Forty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   REQUIRED VOTE. Provided that a quorum is present, the election of Trustees requires that the nine nominees receiving the greatest number of votes be elected. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Trustees. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of the Proposal. The Fund does not anticipate receiving any broker non-votes.

   ADJOURNMENT. Whether or not a quorum is present at the Meeting, the Meeting may be adjourned by vote of the majority of the shares represented at the Meeting, either in person or by proxy. In the event that a quorum is present, but sufficient votes have not been received to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. If the Meeting is adjourned, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than 60 days from the date set for the original Meeting, in which case the Board of Trustees shall set a new date. At any adjourned Meeting, the Fund may transact any business which might have been transacted at the original Meeting. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

   SHAREHOLDER PROPOSALS. The Fund anticipates that its next Annual Shareholders' Meeting will be held in February 2006. Shareholder proposals to be presented at the next Annual Shareholders' Meeting must be received at the Fund's offices, One Franklin Parkway, San Mateo, CA 94403, no later than September 27, 2005 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at that meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2006 Annual Shareholders' Meeting without including the proposal in the Fund's proxy statement must notify the Fund at the Fund's offices of such proposal by December 12, 2005. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2006 Annual Shareholders' Meeting may exercise discretionary voting power with respect to any such proposal.


   The Board of Trustees does not know of any other business that may be presented for consideration at the Meeting, other than a shareholder proposal that has been omitted from this Proxy Statement in accordance with the rules of the Securities and Exchange Commission. If this shareholder proposal or any other business should properly come before the Meeting, the shares represented by the proxies and voting instructions solicited hereby may be voted on such business in the discretion of the proxy holders.


                                 By order of the Board of Trustees,

                                 Murray L. Simpson

                                 SECRETARY

Dated: January 25, 2005
San Mateo, California







                                      PROXY

                            FRANKLIN UNIVERSAL TRUST

               ANNUAL SHAREHOLDERS' MEETING - FEBRUARY 16, 2005


   The undersigned hereby revokes all previous proxies for his or her shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Murray L. Simpson, Barbara J. Green, and David P. Goss, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Universal Trust (the "Company") that the undersigned is entitled to vote at the Franklin Universal Trust Annual Shareholders' Meeting to be held at One Franklin Parkway, Building 920, San Mateo, CA 94403 at 2:00 p.m. Pacific Time on February 16, 2005, including any postponements or adjournments thereof, upon any matters that may properly be acted upon at the Meeting.

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF FRANKLIN UNIVERSAL TRUST. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL. THE BOARD OF TRUSTEES DOES NOT KNOW OF ANY OTHER BUSINESS THAT MAY BE PRESENTED FOR CONSIDERATION AT THE MEETING, OTHER THAN A SHAREHOLDER PROPOSAL THAT HAS BEEN OMITTED FROM THE PROXY STATEMENT IN ACCORDANCE WITH THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION. IF THIS SHAREHOLDER PROPOSAL OR ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE SHARES REPRESENTED BY THE PROXY HOLDERS WILL BE VOTED AND CONSENTED ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.


IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.



SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
  SIDE                                                               SIDE




[ X ]   PLEASE MARK
        VOTES AS IN
        THIS EXAMPLE.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

1. Proposal: Election of Trustees.

     NOMINEES:   (01) Harris J. Ashton,  (02) Robert F. Carlson,
                 (03) S. Joseph Fortunato, (04)  Edith E. Holiday,
                 (05) Edward B. Jamieson, (06) Charles B. Johnson,
                 (07) Rupert H. Johnson, Jr., (08) Frank W.T. LaHaye,
                 (09) Gordon S. Macklin.

                               FOR                   WITHHOLD
                               ALL    [ ]      [ ]   FROM ALL
                            NOMINEES                 NOMINEES

          [ ]
            ----------------------------------------------------
            (INSTRUCTION:  To withhold  authority  to vote for any
             individual nominee, write that nominee's name in the space provided above).


                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [ ]

                           MARK HERE IF YOU PLAN TO ATTEND THE MEETING     [ ]











Signature:               Date:            Signature:             Date:
          --------------      ---------             ------------      ---------